                                                                   EXHIBIT 10.2

                                              MATERIAL IN THIS DOCUMENT HAS BEEN
                                              OMITTED PURSUANT TO A
                                              CONFIDENTIAL TREATMENT REQUEST.
                                              THE OMITTED MATERIAL HAS BEEN
                                              FILED SEPARATELY WITH THE
                                              COMMISSION.

                            FIRST AMENDMENT AGREEMENT
                                       TO
                     PALLADIUM AND PLATINUM SALES AGREEMENT


                  THIS FIRST AMENDMENT AGREEMENT (this "Amendment"), is made and entered into as of April 1, 2001, by and between STILLWATER MINING COMPANY, a Delaware corporation, whose address is 1200 17th Street, Suite 900, Denver, Colorado ("SMC") and MITSUBISHI CORPORATION, a Japanese corporation, whose address is 6-3, Marunouchi 2-chome, Chiyoda-ku Tokyo 100-8086 Japan ("MC") and MITSUBISHI INTERNATIONAL CORPORATION, a New York corporation, whose address is 520 Madison Avenue, New York, New York 10022-4223 ("MIC").

                  SMC and MC are parties to a Palladium and Platinum Sales Agreement dated as of August 27, 1998 (the "Original Contract," and, as the same may be amended from time to time, the "Agreement"). SMC and MC desire to amend the Agreement to substitute MIC for MC as a party thereto, to expand the scope of the Agreement to include Rhodium and to make certain other changes to the Agreement.

                  Accordingly, the parties hereto agree as follows:

                  SECTION 1 Definitions; Interpretation.

                  (a) Terms Defined in Agreement. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

                  (b) Interpretation. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

                  SECTION 2 Amendments to the Agreement.

                  (a) Amendments. The Agreement shall be amended as follows, effective as of April 1, 2001, upon satisfaction of the conditions set forth in
Section 3:

                          (i) The title of the Agreement shall be amended by deleting the phrase, "PALLADIUM AND PLATINUM SALES AGREEMENT" in the title line and in the first line of the Agreement and by substituting the phrase, "PALLADIUM, PLATINUM AND RHODIUM SALES AGREEMENT" therefor.

                          (ii) The RECITAL shall be amended by deleting it in its entirety and by substituting the following therefor:

                                    "RECITAL

                          WHEREAS, MIC and SMC are interested in entering into
                  an arrangement by this Agreement whereby SMC will supply MIC certain agreed upon amounts of palladium sponge, .9995 purity, platinum sponge, .9995 purity and rhodium sponge, .999 purity; and

                          WHEREAS, MIC will be purchasing palladium, platinum
                  and rhodium for purposes of reselling such palladium, platinum and rhodium exclusively to Mitsubishi Motor Corporation, a Japanese corporation ("MMC"), Netherland Car B.V., a Dutch corporation ("Ned Car") and Mitsubishi Motor Manufacturing of America, a Delaware corporation ("MMMA" and collectively with Ned Car and MMC, the "MMC Group Companies"), for use by the MMC Group Companies in the manufacture of automobiles worldwide;"

                          (iii) The paragraph entitled AGREEMENT shall be amended by deleting it in its entirety and by substituting the following therefor:

                                   "AGREEMENT

                          NOW, THEREFORE, for good and valuable consideration,
                  the receipt and sufficiency of which are hereby acknowledged, SMC hereby agrees to sell and deliver and MIC hereby agrees to purchase palladium, platinum and rhodium of the quantity and quality hereinafter set forth, upon the following terms and conditions:"

                          (iv) The definition of "Actual Monthly Production" in
         Section 1 of the Agreement shall be amended by deleting it in its entirety and by substituting the following therefor:

                          "Actual Monthly Production means the actual amount of
                  refined, mined Palladium, Platinum or Rhodium (as applicable) out-turned by SMC or on behalf of SMC by a third party refinery during any one calendar month."

                          (v) The definition of "Confidentiality Agreement" in
         Section 1 of the Agreement shall be amended by deleting it in its entirety and by substituting the following therefor:

                          "Confidentiality Agreement means that certain
                  Confidentiality Agreement, dated as of a date current with the Original Contract and extended as of the date of the First Amendment Agreement to the Original Contract, by and between SMC and MIC."


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

                          (vi) The definition of "Destination" in Section 1 of the Agreement shall be amended by deleting it in its entirety and by substituting the following therefor:

                          "Destination means to the account of MIC at JM USA on
                  the last Business Day of the Pricing Month."

                          (vii) Section 1 of the Agreement shall be amended by inserting after the definition of "Estimated Annual Production" and before the definition of "Metal" a definition of [***] which shall read as follows:

                          [***]

                          (viii) The definition of "Metal" in Section 1 of the Agreement shall be amended by deleting it in its entirety and by substituting the following therefor:

                          "Metal means the Palladium, Platinum or Rhodium to be
                  sold under this Agreement, the brand of which is Union Miniere, JM USA, Impala, Engelhard, INCO, Falconbridge or Heraeus, PGP or such other brand as the parties may agree."

                          (ix) Section 1 of the Agreement shall be amended by inserting after the definition of [***] and before the definition of "Ounce" a definition of [***] which read as follows:

                          [***]

                          (x) Section 1 of the Agreement shall be amended by inserting after the definition of "Pricing Month" and before the definition of [***] a definition of "Rhodium" which shall read as follows:

                          "Rhodium means refined rhodium in sponge form with
                  .999 minimum purity."

                          (xi) Section 2 of the Agreement shall be amended by deleting the first sentence thereof in its entirety and by substituting the following therefor:

                          "Section 2. Term. The time period over which delivery
                  shall occur under this Agreement shall be from January 1, 1999, through and including December 31, 2006, unless otherwise extended or terminated pursuant to this Agreement."

                          (xii) Section 3 of the Agreement shall be amended by deleting the first sentence thereof in its entirety and by substituting the following therefor:

                          "Section 3. Quantity and Delivery. Beginning on April
                  1, 2001, SMC will sell and deliver Metal FOB the Destination, and MIC will purchase the quantities of Metal set forth in this Section 3, which shall be released to the Destination on the last Business Day of the Pricing Month. At least three (3) Business Days prior to such last Business Day of the Pricing Month, SMC shall notify JM USA that JM USA is to ship such Metal to Narita Airport, Japan on such last Business Day of the Pricing Month, and SMC shall pay JM USA for the cost of such shipping, including insurance thereon (with MIC indicated as the loss payee on such insurance policies)."

                          (xiii) Section 3 of the Agreement shall be amended by deleting subsection (a) thereof in its entirety and by substituting the following therefor:

                          "(a) Metal.

                               (i) Palladium. During the Contract Years 1999,
                     2000 and 2001, SMC will sell and deliver and MIC will purchase on a monthly basis [***] of Actual Monthly Production. During the Contract Years 2002 and 2003, SMC will sell and deliver and MIC will purchase on [***] During the Contract Years 2004, 2005 and 2006, SMC will sell and deliver and MIC will purchase on a monthly basis [***] of Actual Monthly Production. The parties acknowledge that the Actual Monthly Production may fluctuate from time to time.

                               (ii) Platinum. During the Contract Years 1999,
                     2000, 2001, 2002 and 2003 SMC will sell and deliver and MIC will purchase on a monthly basis [***] Ounces of Platinum. During the Contract Years 2004, 2005 and 2006, SMC will sell and deliver and MIC will purchase on a monthly basis [***]of Actual Monthly Production. The parties acknowledge that the Actual Monthly Production may fluctuate from time to time.


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
                               (iii) Rhodium. During the Contract Years 2004,
                     2005 and 2006, SMC will sell and deliver and MIC will purchase on a monthly basis [***] of Actual Monthly Production. The parties acknowledge that the Actual Monthly Production may fluctuate from time to time."

                          (xiv) Section 3 of the Agreement shall be amended by deleting subsection (b) thereof in its entirety and by substituting the following therefor:

                          "(b) [Intentionally left blank.]"

                          (xv) Section 3 of the Agreement shall be amended by deleting subsection (c) thereof in its entirety and by substituting the following therefor:

                          "(c) Notification of Estimated Annual Production and
                  of Actual Monthly Production. Not later than the December 15th prior to each Contract Year, SMC shall notify MIC in writing of the Estimated Annual Production for such Contract Year. Not later than the last Business Day of the month preceding the Pricing Month, SMC will notify MIC in writing of its Actual Monthly Production, which amount will be priced during the Pricing Month, and released to the Destination on the last Business Day of the Pricing Month. SMC will provide MIC on a quarterly basis with statements from its third party refiners, from which MIC may verify the Actual Monthly Production, and with an annual reconciliation of such amounts to SMC's Annual Report on Form 10-K, filed with the United States Securities and Exchange Commission (the "SEC")."

                          (xvi) Subsection (d) of Section 3 of the Agreement shall be amended by deleting the last paragraph thereof in its entirety and by substituting the following therefor:

                          "By way of example, for delivery of Metal at the end
                  of February 2001, SMC will notify MIC of the Actual Monthly Production by the last Business Day in January 2001 and the Metal will be priced in February 2001 and released to the Destination on February 28, 2001."

                          (xvii) Section 4 of the Agreement shall be amended by deleting such section in its entirety and by substituting the following therefor:

                          "Section 4. Pricing.

                              (a) Palladium.


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

                               (i) Contract Years 1999, 2000, 2001, 2002 and
                     2003. During each of the Contract Years 1999, 2000, 2001, 2002 and 2003, the price per Ounce to be paid to SMC by MIC for the actual quantities of Palladium delivered during each month pursuant to Section 3 above shall be based on the [***] for the Pricing Month less a discount of [***] per Ounce. [***]

                               (ii) Contract Years 2004, 2005 and 2006. During
                     each of the Contract Years 2004, 2005 and 2006, the price per Ounce to be paid to SMC by MIC for the actual quantities of Palladium delivered during each month pursuant to Section 3 above [***] for the Pricing Month, less a discount of [***] per Ounce. [***]

                         Contract                           Minimum
                           Year                              Price
                         --------                           -------
                           2004                              [***]
                           2005                              [***]
                           2006                              [***]

                          (b)  Platinum.

                               (i) Contract Years 1999, 2000, 2001, 2002 and
                     2003. During each of the Contract Years 1999, 2000, 2001, 2002 and 2003, the price per Ounce to be paid to SMC by MIC for the actual quantities of Platinum delivered during each month pursuant to Section 3 above shall be based on the [***] for the Pricing Month less a discount of [***] per Ounce. [***]

                               (ii) Contract Years 2004, 2005 and 2006. During
                     each of the Contract Years 2004, 2005 and 2006, the price per Ounce to be paid to SMC by MIC for the actual quantities of Platinum delivered during each month pursuant to Section 3 above [***] for the Pricing Month, less a discount of [***] per Ounce. [***]


                          (c) Rhodium. During each of the Contract Years 2004,
                  2005 and 2006, the price per Ounce to be paid to SMC by MIC for the actual quantities of Rhodium delivered during each month pursuant to Section 3 above [***] for the Pricing Month."

                          (xviii) Section 5 of the Agreement shall be amended by deleting the word "two" after the word "within" and before the word "Business" in the seventh line thereof and by substituting the phrase "three (3)" therefor.

                          (xix) Section 11 of the Agreement shall be amended by deleting the numeral "30" after the word "within" and before the word "days" in the fourth line thereof and by substituting the phrase "thirty-five (35)" therefor.

                          (xx) Section 14(a) of the Agreement shall be amended by adding the following at the end thereof: "The parties acknowledge and agree that for purposes of this Section 14, an event of force majeure with respect to any one or more of MIC's customers for the Metal, i.e., MC, MMC, Ned Car and MMMA, shall be deemed to constitute an event of force majeure with respect to MIC; provided, however, that the obligations of MIC shall be suspended as provided in this Section 14 only pro rata to the extent of such event of force majeure with respect to such customer or customers."

                          (xxi) Section 14(b) of the Agreement shall be amended by deleting the phrase "the manufacturing plants of the MMC Group Companies," after the word "all" and before the word "failure" in the fourth line thereof and by substituting the phrase "the plants, equipment or facilities of MIC, MC or the MMC Group Companies," therefor.

                  (b) References Within Agreement. Each reference in the Agreement to "this Agreement" and the words "hereof," "herein," "hereunder," or words of like import, shall mean and be a reference to the Agreement as amended by this Amendment. On and after the effectiveness of this Amendment, each reference in the Agreement to "MC" or terms of like import referring to MC shall mean and be a reference to MIC for all purposes of the Agreement as amended by this Amendment.

                  SECTION 3 Conditions of Effectiveness. The effectiveness of
Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

                  (a) Agreement. SMC and MIC shall have each received a signed counterpart of this Amendment, or a facsimile copy thereof, signed by the other party hereto.

                  SECTION 4  Miscellaneous.

                  (a) Agreement Otherwise Not Affected. Except as expressly amended pursuant hereto, the Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

                  (b) No Reliance. Each party hereto hereby acknowledges and confirms to the other that such party is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

                  (c) Binding Effect. This Amendment shall be binding upon, inure to the benefit of and be enforceable by each party hereto and their respective successors and assigns.

                  (d) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK UPON THE SAME TERMS AND CONDITIONS AS THOSE SET FORTH IN SECTION 27 OF THE AGREEMENT.

                  (e) Complete Agreement; Amendments. This Amendment contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior commitments, drafts, communications, discussions and understandings, oral or written, with respect thereto. This Amendment may not be modified, amended or otherwise altered except in accordance with the terms of
Section 25 of the Agreement.

                  (f) Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Amendment shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Amendment, or the validity or effectiveness of such provision in any other jurisdiction.

                  (g) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

               [Remainder of this page intentionally left blank.]

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.



                                         STILLWATER MINING COMPANY


                                         By       /s/ Robert C. Lapple
                                                  --------------------
                                                Name: Robert C. Lapple
                                                Title: VP Metals Marketing




                                         MITSUBISHI CORPORATION


                                         By       /s/ Yasutomo Nakaie
                                                  -------------------
                                                Name: Yasutomo Nakaie
                                                Title: General Manager New
                                                         Metals Business Dept.


                                         By       /s/ Y. Esomoto
                                                  --------------
                                                Name: Y. Esomoto
                                                Title: General Manager
                                                Bullion and Commodity Futures
                                                  Office, New Metals Business
                                                  Dept.


                                         MITSUBISHI INTERNATIONAL
                                                  CORPORATION

                                         By       /s/ Hirsoshi Takeuchi
                                                  ---------------------
                                                Name: Hiroshi Takeuchi
                                                Title:  SVP & GM of Metal and
                                                          Minerals Div.


                                         By       /s/ Sadahiko Haneji
                                                  -------------------
                                                Name: Sadahiko Haneji
                                                Title: Division Senior Vice
                                                         President


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